EXHIBIT 21

State of Incorporation
Subsidiary Name	or Organization

Archstone-Smith Communities LLC	Delaware
PTR-California Holdings (1) LLC	Delaware
PTR-California Holdings (2) LLC	Delaware
PTR-California Holdings (3) LLC	Delaware
SCP Utah Holdings 1 LLC	Delaware
SCP Utah Holdings 2 LLC	Delaware
ASN-SCP Utah Holdings 4 LLC	Delaware
ASN-SCP Utah Holdings 5 LLC	Delaware
PTR-Colorado (1), LLC	Colorado
Security Capital Atlantic Multifamily LLC	Delaware
SCA-North Carolina (1) LLC	Delaware
SCA-North Carolina (2) LLC	Delaware
SCA-Tennessee (3) LLC	Delaware
SCA-Tennessee (4) LLC	Delaware
Atlantic-Tennessee Limited Partnership	Delaware
SCA Florida Holdings (2) LLC	Delaware
SCA-I LLC	Delaware
Atlantic Multifamily Limited	Delaware
Partnership-I	Delaware
SCA North Carolina Limited Partnership	Delaware
ASN Washington Holdings (1) LLC	Delaware
ASN RH Member LLC	Delaware
ASN San Diego LLC	Delaware
ASN Studio City LLC	Delaware
ASN Massachusetts Holdings (1) LLC	Delaware
ASN Massachusetts Holdings (2) LLC	Delaware
ASN Massachusetts Holdings (3) LLC	Delaware
ASN Massachusetts Holdings (4) LLC	Delaware
ASN Massachusetts Holdings (5) LLC	Delaware
ASN Minnesota Holdings (1) LLC	Delaware
ASN Multifamily Limited Partnership	Delaware
Turtle Run at Coral Springs, L.L.C	Delaware
Archstone Communities Limited Partnership	Delaware
Archstone Communities Limited Partnership II	Delaware
ASN Dakota Ridge L.L.C	Delaware
ASN Pinnacle L.L.C	Delaware
ASN Wendemere L.L.C	Delaware
Archstone Management Services Incorporated	Delaware
Archstone Management Services (Florida) Incorporated	Delaware
Archstone Vinnin Square LLC	Delaware
ASN Northgate, LLC	Delaware
ASN Stone Ends, LLC	Delaware
ASN Richardson Highlands LLC	Delaware
ASN Technologies, Inc.	Delaware
ASN Gresham Commons LLC	Delaware
ASN Sussex Commons LLC	Delaware
ASN Charles Daniels LLC	Delaware
ASN Saybrooke LLC	Delaware
ASN Cambridge LLC	Delaware
ASN Watertown LLC	Delaware
ASN Park Place LLC	Delaware
ASN Washington Boulevard LLC	Delaware
ASN West End Boulevard LLC	Delaware
SAL Holdings LLC	Delaware
First Multifamily Properties LLC	Delaware
FMP GP LLC	Delaware

State of Incorporation
Subsidiary Name	or Organization

FMP Limited Partnership	Delaware
Second Multifamily Properties LLC	Delaware
SMP GP LLC	Delaware
SMP Limited Partnership	Delaware
Monadnock Property Trust, LLC	Delaware
Monadnock Texas LP	Texas
MP North Carolina GP Inc	Delaware
MP North Carolina LP	Delaware
MP Texas GP LLC	Delaware
Texas GP Properties LLC	Delaware
Casco Property Trust LLC	Delaware
Casco GP LLC	Delaware
Casco TN LP	Delaware
Casco TN GP Inc.	Delaware
Casco Properties LP	Delaware
Casco Dunwoody LLC	Delaware
Katahdin Property Trust LLC	Delaware
Katahdin GP LLC	Delaware
Katahdin Properties LP	Delaware
Archstone Financial Services LLC	Delaware
SafeRent LLC	Delaware
Archstone Foundation (non-profit)	Delaware
Monterey Ranch Residential & Commercial Community
Property Owners Association (non-profit)	Texas
NEC Tatum & Bell Owners Association	Arizona
Courthouse Hill L.L.C	Delaware
Smith Property Holdings Springfield L.L.C	Virginia
Smith Property Holdings 2000 Commonwealth L.L.C	Delaware
Smith Property Holdings Crystal Plaza L.L.C	Delaware
Smith Property Holdings Dearborn Place Manager L.L.C	Delaware
Smith Property Holdings One East Delaware L.L.C	Delaware
Smith Property Holdings Lincoln Towers L.L.C	Virginia
Smith Property Holdings One L.P.	Delaware
Smith Property Holdings One (D.C.) L.P.	Delaware
Smith Property Holdings Crystal Towers L.P.	Delaware
Smith Property Holdings Two L.P.	Delaware
Smith Property Holdings Two (D.C.) L.P.	Delaware
Smith Property Holdings Three L.P.	Delaware
Smith Property Holdings Three (D.C.) L.P.	Delaware
Smith Property Holdings Four L.P.	Delaware
Smith Property Holdings Kenmore L.P.	Delaware
Smith Property Holdings Five L.P.	Delaware
Smith Property Holdings Five (D.C.) L.P.	Delaware
First Herndon Associates L.P.	Delaware
Smith Property Holdings Six L.P.	Delaware
Smith Property Holdings Six (D.C.) L.P.	Delaware
Smith Property Holdings Van Ness L.P.	Delaware
Smith Property Holdings Columbia Road, L.P.	Delaware
Smith Property Holdings Seven L.P.	Delaware
Smith Property Holdings Cronin’s Landing L.P.	Massachusetts
Smith Property Holdings 4411 Connecticut Avenue L.L.C	Delaware
Smith Property Holdings Buchanan House L.L.C	Delaware
Smith Property Holdings McClurg Court L.L.C	Delaware
Smith Property Holdings Parc Vista L.L.C	Delaware
Smith Property Holdings Stonebridge L.L.C	Delaware
SPH University Center L.L.C	Delaware

State of Incorporation
Subsidiary Name	or Organization

Smith Property Holdings Superior Place L.L.C	Delaware
Smith Property Holdings Water Park Towers L.L.C	Delaware
Smith Property Holdings Renaissance Manager L.L.C	Delaware
SPH Renaissance, L.L.C	Delaware
Alban Towers L.L.C	Delaware
Smith Property Holdings Alban Towers L.L.C	Delaware
Smith Property Holdings Alban Towers Two L.L.C	Delaware
Smith Property Holdings Aventura A L.L.C	Delaware
Smith Property Holdings Aventura B L.L.C	Delaware
Smith Property Holdings Aventura C L.L.C	Delaware
Smith Property Holdings Consulate L.L.C	Delaware
Smith Property Holdings Countryside L.L.C	Delaware
Smith Property Holdings Crystal Houses L.L.C	Delaware
Smith Property Holdings Park West L.L.C	Delaware
Smith Property Holdings Skyline Towers, L.L.C	Delaware
Smith Property Holdings Somerset L.L.C	Delaware
Smith Property Holdings South Beach Towers L.L.C	Delaware
Smith Property Holdings Sunset Pointe Court L.L.C	Delaware
Smith Property Holdings Sunset Pointe III L.L.C	Delaware
Smith Property Holdings Sunset Pointe North L.L.C	Delaware
Smith Property Holdings Sunset Pointe South L.L.C	Delaware
Smith Property Holdings Sunset Pointe West L.L.C	Delaware
Smith Property Holdings Terrace L.L.C	Delaware
Smith Property Holdings Delaware Place, L.P.	Delaware
Smith Property Holdings Plaza 440 Manager L.L.C	Delaware
Smith Property Holdings Concord L.L.C	Delaware
Smith Property Holdings Harbour House L.L.C	Delaware
Smith Property Holdings Illinois Center L.L.C	Delaware
Smith Property Holdings New River L.L.C	Delaware
Smith Property Holdings Reston Landing L.L.C	Delaware
Smith Property Holdings Sagamore Towers, L.L.C	Delaware
Smith Property Holdings Skyline Mall, L.L.C	Virginia
Smith Property HoldingsSpringfield L.L.C	Virginia
SPH Springfield Station L.L.C	Delaware
Smith Property Holdings Wilson L.L.C	Delaware
Metropolitan Acquisition Finance L.P.	Delaware
Smith Employment Services L.P.	Delaware
Charles E. Smith Insurance Agency, Inc.	Washington, D.C.
Pollard Gardens I, L.L.C	Virginia
Miami Beach Properties L.L.C	Delaware
Smith Realty Company	Maryland
ASN SMCI LLC	Delaware
Smith Management Construction, Inc.	Maryland
AMERITON Holdings, LLC	Delaware
AMERITON Properties Incorporated	Maryland
Consolidated Engineering Services, Inc.	Maryland